UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 6, 2017

QUEST RESOURCE HOLDING CORPORATION

(Exact Name of Registrant as Specified in Charter)

Nevada	001-36451	51-0665952
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3481 Plano Parkway The Colony, Texas	75056
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (972) 464-0004

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

  Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.07.  Submission of Matters to a Vote of Security Holders.

On July 6, 2017, we held an annual meeting of stockholders to consider and vote upon the following proposals: (1) to elect three directors, each to serve for a three-year term expiring in 2020; (2) to provide a non-binding advisory vote on the compensation of our named executive officers for fiscal 2016 (“say-on-pay”); (3) to approve an amendment to the 2012 Incentive Compensation Plan to increase the number of shares reserved for stock-based compensation under the 2012 Incentive Compensation Plan by 900,000 shares; and (4) to ratify the appointment of Semple, Marchal and Cooper, LLP, an independent registered public accounting firm, as the independent registered public accountant of our company for the fiscal year ending December 31, 2017.

The following directors were elected at the annual meeting:

Director	Votes Cast For	Votes Withheld	Broker Non-Votes
Jeffrey D. Forte	8,968,391	187,446	809,996
Sarah R. Tomolonius	8,938,434	218,403	809,996
I. Marie Wadecki	8,938,434	217,403	809,996

Our stockholders approved the compensation of our named executive officers for fiscal 2016 on a non-binding, advisory basis. The results of the vote to approve this proposal were as follows:

	Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
Say-on-pay proposal	8,923,919	223,328	8,590	809,996

Our stockholders approved an amendment to the 2012 Incentive Compensation Plan to increase the number of shares reserved for stock-based compensation under the 2012 Incentive Compensation Plan by 900,000 shares.  The results of the vote to approve this proposal were as follows:

	Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
Approval of amendment to the 2012 Incentive Compensation Plan to increase the number of shares reserved for stock-based compensation under the 2012 Incentive Compensation Plan by 900,000 shares	8,863,518	288,635	3,684	809,996

Our stockholders ratified the appointment of Semple, Marchal and Cooper, LLP as our independent registered public accountants for the fiscal year ending December 31, 2017.  The results of the vote to approve this proposal were as follows:

	Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
Ratification of Semple, Marchal and Cooper, LLP as independent registered public accountants	9,949,049	13,810	2,974	--

Broker non-votes did not affect the outcome of any proposal voted on at the meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 11, 2017	QUEST RESOURCE HOLDING CORPORATION

	By:	/s/ Laurie L. Latham
Laurie L. Latham